Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of APX Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2013 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dale Gerard, Vice President of Finance and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 12, 2013

/s/ Dale Gerard
Dale Gerard
Vice President of Finance and Treasurer (Principal Financial Officer)